Nature of Operations and Summary of Significant Accounting Policies (Details) - Schedule of the reconciliation of cash and cash equivalents and restricted cash - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Schedule of the reconciliation of cash and cash equivalents and restricted cash [Abstract]
Cash and cash equivalents	$ 1,864	$ 7,240
Restricted cash	1,678	1,817
Total cash and cash equivalents and restricted cash	$ 3,542	$ 9,057